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                                                                  EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [  ]

                                  ------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)


New York                                                  13-5160382
(State of incorporation                                   (I.R.S. employer
if not a U.S. national bank)                              identification no.)

One Wall Street, New York, N.Y.                           10286
(Address of principal executive offices)                  (Zip code)


                                  ------------


                           COMPAQ COMPUTER CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                  76-0011617
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                            identification no.)


20555 SH 249
Houston, Texas                                            77070
(Address of principal executive offices)                  (Zip code)

                             ----------------------

                                 Debt Securities
                       (Title of the indenture securities)


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1.   GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.


     Name                                                              Address
     ----                                                              -------
     Superintendent of Banks of the State of                           2 Rector Street, New York,
     New York                                                          N.Y. 10006, and Albany, N.Y. 12203

     Federal Reserve Bank of New York                                  33 Liberty Plaza, New York,
                                                                       N.Y. 10045

     Federal Deposit Insurance Corporation                             Washington, D.C. 20429

     New York Clearing House Association                               New York, New York  10005


     (b)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

             Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.






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                                   SIGNATURE



         Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of April, 2000.


                                                THE BANK OF NEW YORK



                                                By:  /s/ MICHAEL CULHANE
                                                   ----------------------------
                                                Name:  MICHAEL CULHANE
                                                Title: VICE PRESIDENT

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                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK
                    at One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System at the close of business December 31, 1999 published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.




                                                                         Dollar Amounts
ASSETS                                                                   In Thousands

Cash and balances due from
  depository institutions
  Noninterest-bearing balances and
    currency and coin..........................................             $ 3,247,576
  Interest-bearing balances....................................               6,207,543
Securities
  Hold-to-maturity securities..................................                 827,248
  Available-for-sale securities................................               5,092,464
Federal funds sold and Securities
  purchased under agreements to resell.........................               5,206,976
Loans and lease financing receivables
  Loans and leases, net of unearned income.....................              37,734,000
  LESS Allowance for loan and lease losses.....................               8,573,870
  LESS Allocated transfer risk reserve.........................                  12,278
  Loans and leases, not of unearned income, allowance and
    reserve....................................................              37,125,408
Trading Assets.................................................               8,573,870
Premises and fixed assets (including capitalized
  leases)......................................................                 723,214
Other real estate owned........................................                  10,962
Investments in unconsolidated subsidiaries and associated
  companies....................................................                 215,006
Customers' liability to this bank on acceptances
  outstanding..................................................                 682,590
Intangible assets..............................................               1,219,736
Other assets...................................................               2,542,157
                                                                            -----------
Total assets...................................................              71,794,790
                                                                            ===========


LIABILITIES
Deposits
  In domestic offices..........................................              27,551,017
  Noninterest-bearing..........................................              11,352,172
  Interest-bearing.............................................              16,196,825
  In foreign offices, Edge and Agreement subsidiaries, and
  IBFs.........................................................              27,950,004
  Noninterest bearing..........................................                 639,410
  Interest-bearing.............................................              27,310,594
Federal funds purchased and Securities sold under agreements
  to repurchase................................................               1,349,708
Demand notes issued to the US Treasury.........................                 300,000
Trading liabilities............................................               2,339,554
Other borrowed money
  With remaining maturity of one year or less..................                 638,106
  With remaining maturity of more than one year through
    three years................................................                     449
  With remaining maturity of more than three years.............                  31,080
Bank's liability on acceptances executed and outstanding.......                 684,185
Subordinated notes and debentures..............................               1,552,000
Other liabilities..............................................               3,708,252
                                                                             ----------
Total liabilities..............................................              66,100,355
                                                                             ==========

EQUITY CAPITAL
Common Stock...................................................               1,135,284
Surplus........................................................                 856,947
Undivided profits and capital reserves.........................               3,765,900
Net unrealized holding gains (losses) on available-for-sale
  securities...................................................                 (44,399)
Cumulative foreign currency translation adjustments............                 (29,097)
                                                                            -----------
Total equity capital...........................................               5,634,435
                                                                            -----------
Total liabilities and equity capital...........................              71,794,790
                                                                            ===========

I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Thomas J. Mastro

We, the undersigned directors attest to the correctness of the Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


     Thomas A. Renyi, Director
     Alan R. Griffith, Director
     Gerald L. Hassell, Director